EXHIBIT 99.1

CDTi Amends Existing Loan Agreement and Receives Additional $2 Million Loan from Kanis, S.A.

OXNARD, Calif., April 07, 2016 (GLOBE NEWSWIRE) -- Clean Diesel Technologies, Inc. (Nasdaq:CDTI) (“CDTi” or “the Company”), a leader in advanced emission control technology, closed a new $2.0 million loan and amended its existing loan agreement with Kanis, S.A.  The amended agreement provides CDTi mandatory conversion rights of the aggregate principal balance of $7.5 million into common stock of CDTi upon the occurrence of a liquidity event defined as a strategic investment in CDTi or public stock offering by CDTi.

“As a long-time investor in CDTi, Kanis, S.A. has demonstrated continued confidence in our advanced materials business strategy,” stated Matthew Beale, CDTi’s CEO. “We believe these agreements provide us with an opportunity to significantly reduce the debt on our balance sheet and simplify our capital structure to support our path to profitability.”

The new $2.0 million loan bears an annual interest rate of 8% with a maturity date of September 30, 2017. Terms of the loan require CDTi to apply funds received from a liquidity event in excess of $5.0 million toward the repayment of the loan. The amendment to the $7.5 million loan gives CDTi the right to convert the loan balance into common stock at a 25% discount to the price of a strategic investment or public stock offering.

About CDTi
CDTi develops advanced materials technology for the emissions control market. CDTi’s proprietary technologies provide high-value sustainable solutions to reduce hazardous emissions, increase energy efficiency and lower the carbon intensity of on- and off-road combustion engine systems. With a continuing focus on innovation-driven commercialization and global expansion, CDTi’s breakthrough Powder-to-Coat (P2C™) technology exploits the Company’s high-performance, advanced low-platinum group metal (PGM) emission reduction catalysts. Key technology platforms include Mixed Phase Catalyst (MPC®), Base Metal Activated Rhodium Support (BMARS™), Synergized PGM (SPGM™), Zero PGM (ZPGM™) and Spinel™. For more information, please visit www.cdti.com.

Forward-Looking Statements
Certain information contained in this press release constitutes forward-looking statements, including any statements that are not statements of historical fact. You can identify these forward-looking statements by the use of the words “believes”, “expects”, “anticipates”, “plans”, “may”, “will”, “would”, “intends”, “estimates”, and other similar expressions, whether in the negative or affirmative. Forward-looking statements are based on a series of expectations, assumptions, estimates and projections, which involve substantial uncertainty and risk. In this document, the Company includes forward-looking statements regarding the acceleration of the Company’s business transformation into an advanced materials company, the Company’s future financial performance, the timely commercialization of the Company’s technology, the validation of the quality of the Company’s technology and the availability of future financing, are all subject to risks and uncertainties that could cause our actual results and financial position to differ materially.  In general, actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including, but not limited, to (i) that the Company may not be able to (a) successfully implement, or implement at all, its strategic priorities; (b) streamline its operations or align its organization and infrastructure with the anticipated business; (c) meet expectations or projections; (d) decrease costs; (e) increase sales; (f) obtain adequate funding; (g) retain or secure customers; (h) increase its customer base; (i) protect its intellectual property; (j) successfully evolve into an advanced materials supplier or, even if successful, increase profitability; (k) successfully market new products; (l)  obtain product verifications or approvals; (m) attract or retain key personnel; (n) validate, optimize and scale our powder-to-coat capability; or (o) realize benefits from investments; (ii) funding for and enforcement and tightening of emissions controls, standards and regulations; (iii) prices of PGM and rare earth metals;  (iv) royalty and other restrictions on sales in certain Asian countries; (v) supply disruptions or failures; (vi) regulatory, marketing and competitive factors; (vii) environmental harm or damages; and (viii) other risks and uncertainties discussed or referenced in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. In addition, any forward-looking statements represent the Company’s estimates only as of the date of such statements and should not be relied upon as representing the Company’s estimates as of any subsequent date. The Company specifically disclaims any obligation to update forward-looking statements. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.

Contact Information:
Becky Herrick or Cathy Mattison
LHA (IR Agency)
+1 415 433 3777
bherrick@lhai.com / cmattison@lhai.com